CONSENT OF INDEPENDENT PETROLEUM ENGINEERS AND GEOLOGISTS


           We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of HS Resources, Inc. ("HSR"), and the incorporation by reference into the foregoing of all references to our firm included in the Annual Report on Form 10-K of HSR for the year ended December 31, 1997.


                                           Netherland, Sewell & Associates, Inc.


                                           By: /S/ CLARENCE M. NETHERLAND
                                              ---------------------------------
                                               Clarence M. Netherland
                                               Chairman

Dallas, Texas
January 25, 1999